                                                                      Exhibit 32

  WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. Section 1350

      Solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Badger Meter, Inc., a Wisconsin corporation (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of
Section 13 (a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 26, 2005                     By /s/ Richard A. Meeusen
                                             -----------------------------------
                                             Richard A. Meeusen
                                             Chairman, President and Chief
                                             Executive Officer

                                          By /s/ Richard E. Johnson
                                             -----------------------------------
                                             Richard E. Johnson
                                             Senior Vice President - Finance,
                                             Chief  Financial Officer and
                                             Treasurer

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